Consolidated Statements of Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Statement Of Comprehensive Income [Abstract]
Operating income other than revenue	$ 20,113	$ 17	$ 16
OPERATING EXPENSES
Research and development expenses	(53,136)	(67,536)	(88,053)
General and administrative expenses	(21,491)	(12,182)	(19,058)
Total operating expenses	(74,627)	(79,718)	(107,111)
OPERATING LOSS	(54,514)	(79,701)	(107,095)
Finance income	600	648	854
Finance expense	(4,251)	(3,879)	(2,482)
NET LOSS BEFORE TAX	(58,165)	(82,932)	(108,723)
Income tax expense	(212)	(34)	(67)
NET LOSS FOR THE YEAR	$ (58,377)	$ (82,966)	$ (108,790)
Net loss per share
Basic and diluted	$ (0.78)	$ (1.67)	$ (2.49)
Items that will not be reclassified to profit and loss
Remeasurements on post-employment benefit plans, net of tax	$ 796	$ 982	$ (4,694)
TOTAL OTHER COMPREHENSIVE INCOME / (LOSS)	796	982	(4,694)
TOTAL COMPREHENSIVE LOSS FOR THE YEAR	$ (57,581)	$ (81,984)	$ (113,484)